SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C.


                                  FORM 8-K


                               CURRENT REPORT


                   Pursuant to Section 10 or 15(d) of the
                      Securities Exchange Act of 1934



                              November 15, 1996
              -----------------------------------------------
              Date of Report (date of earliest event reported)


                        NETWORK LONG DISTANCE, INC.
           -----------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)


    Delaware                     0-23172                       72-1122018
---------------                -----------                  ------------------
(State or Other                (Commission                 (IRS Employer Iden-
Jurisdiction of               File Number)                  tification Number)
Incorporation)


                             525 Florida Street
                       Baton Rouge, Louisiana  70801
                  ---------------------------------------
                  (Address of Principal Executive Offices
                            Including Zip Code)


                                (504) 343-3125
                        ------------------------------
                       (Registrant's telephone number,
                             including area code)







Page 1 of 31.

Item 1.   Changes in Control of Registrant
          --------------------------------

          N/A

Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

          On November 15, 1996, the Registrant entered into a Share Exchange Agreement and Plan of Reorganization (the "Agreement") with United Wats, Inc. a privately held company based in Kansas City, Missouri. Pursuant to the Agreement, the Registrant acquired all of the issued and outstanding shares of United Wats, Inc. for 2,277,777 shares of the Company's restricted Common Stock.

          United Wats, Inc. is an independent inter-exchange carrier which provides long distance, travel card and ancillary services to over 10,000 small business and commercial customers nationwide. Mr. Timothy A. Barton, President of United Wats, Inc. was appointed to the Registrant's Board of Directors.

Item 3.   Bankruptcy or Receivership
          --------------------------

          N/A

Item 4.   Changes in Registrant's Certifying Accountants
          ----------------------------------------------

          N/A

Item 5.   Other Events
          ------------

          N/A

Item 6.   Resignations of Registrant's Directors
          --------------------------------------

          N/A

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (a) and (b)    The pro forma financial information and audited
                         financial statements required by this Item will be filed as an amendment to this Report no later than sixty (60) days from the date of this Report.

          (c)       Exhibits: Filed herewith pursuant to Reg. S-K Item 601
                              is the following exhibit.

Exhibit No.    Page           Description
-----------    ----           -----------

     1           5            Share Exchange Agreement and Plan of
                              Reorganization dated November 15, 1996
                              between the Registrant and United Wats, Inc.

                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NETWORK LONG DISTANCE, INC.



Dated: November 20, 1996                By:   /s/ MARC I. BECKER
                                           -----------------------------
                                            Marc I. Becker,
                                            Executive Vice President